ARIEL MUTUAL FUNDS                            Semi Annual Report--March 31, 2001
      Ariel Fund  -  Ariel Appreciation Fund  -  Ariel Premier Bond Fund

THE PATIENT INVESTOR


ONE DAY A HARE WAS MAKING FUN OF A TORTOISE FOR BEING SO SLOW UPON HIS FEET. "WAIT A BIT," SAID THE TORTOISE, "I'LL RUN A RACE WITH YOU, AND I'LL WAGER THAT I'LL WIN." THE HARE, WHO WAS MUCH AMUSED AT THE IDEA, SAID "LET'S TRY AND SEE..." WHEN THE TIME CAME BOTH STARTED OFF TOGETHER... THE HARE NEARLY TURNED A SOMERSAULT IN HIS HASTE, WHILE THE TORTOISE BEGAN AT A SLOW BUT STEADY PACE. MEANWHILE THE TORTOISE KEPT PLODDING ON...



                                                       [ARIEL MUTUAL FUNDS LOGO]

ARIEL NEWS

FORBES MAGAZINE GETS AN ARIEL VOICE
John W. Rogers, Jr., Chairman & Chief Executive Officer of Ariel Capital Management, Inc. and portfolio manager of Ariel Fund, has been selected to be a regular outside columnist for FORBES magazine. John debuted in the March 5, 2001 issue of FORBES and will be featured again in May. Look for more of John's commentary, entitled THE PATIENT INVESTOR, throughout 2001.

GOOD MORNING AMERICA GETS AN ARIEL FACE
Mellody Hobson, President of Ariel, has been chosen to be a regular financial contributor on ABC's GOOD MORNING AMERICA. From stock tips to current financial issues, Mellody offers her insights on the market.

For updates about Ariel in the news, log onto our award-winning web site at WWW.ARIELMUTUALFUNDS.COM.

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com


FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

TABLE OF CONTENTS

The Patient Investor                      2
Company in Focus                          6
Company Updates                           8
Ariel Equity Funds                       10
Schedule of Equity Investments           12
Equity Statistical Summary               16
Ariel Premier Bond Fund                  18
Schedule of Bond Investments             20
Statement of Assets & Liabilities        28
Statement of Operations                  28
Statement of Changes in Net Assets       29
Financial Highlights                     30
Notes to the Financial Statements        32
Board of Trustees                        36

THE PATIENT INVEST [Ariel Mutual Funds Logo]R-Registered Trademark-

SLOW AND STEADY WINS THE RACE.-AESOP -(R)

DEAR FELLOW SHAREHOLDER: Despite the market's very turbulent first quarter ended March 31, 2001, we are pleased to report Ariel Fund's small cap value stocks managed to post a +1.87% gain. As a means of comparison, the small cap value stocks of the Russell 2000 Value Index rose +0.97% while the more aggressive issues of the Russell 2000 Index dropped -6.51% during this same three-month period. Ariel Fund maintained its #1 Lipper ranking out of the 12 small cap value funds that have been in existence since its inception in November 1986. Additionally, the fund ranked #6 out of 243 small cap value funds for the one-year period ended March 31, 2001. Ariel Appreciation Fund placed in the top quartile of its mid-cap value peers as #31 out of 155 funds over the same period.(1) Performing remarkably similar to its small cap sibling, the mid-sized holdings of Ariel Appreciation Fund gained +1.84% during the first quarter. However, the gap between the Appreciation Fund return and that of its mid-cap benchmarks was much wider. Specifically, during the quarter, the Russell Midcap Index dropped -10.49% and even the more conservative Russell Midcap Value index lost -3.53%. These declines, however, pale in comparison to a plummeting Nasdaq Index which fell an eye-popping -25.51%. And so it seems, a turn of the calendar has brought no relief from the broad market's bloodletting. As most stock market indexes remain awash in red ink into 2001, there appears to be no bottom to worse.

Fortunately, during the quarter, both Ariel Fund and Ariel Appreciation Fund continued to be buffered from the market's high anxiety by our conservative value strategy. More specifically, the portfolios benefited from the basic premise that value stocks--securities with low expectations built into their prices--have less far to fall in times of market mayhem. While our first quarter returns were clearly enhanced by our bargain shopping ways, a number of sector and stock specific issues managed the kind of strong gains that make them stand out in these uncertain times. In the case of


(1) Ariel Fund ranked 4 out of 93 and 10 out of 22 for the five-and ten-year periods ended 03/31/01. Ariel Appreciation Fund ranked 11 out of 63 and 16 out of 30 for the five-and ten-year periods ended 03/31/01. Lipper Analytical Services, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns.

Ariel Fund, the top five performers all rose in excess of +20% for the quarter--document binder, General Binding Corporation (OTC: GBND); dental supply distributor, Sybron Dental (NYSE: SYD); drug retailer, Longs Drug Stores (NYSE:
LDG); toy maker, Hasbro (NYSE: HAS) and sealant and coatings manufacturer, RPM (NYSE: RPM). For Ariel Appreciation Fund, not only did four of the top five performers post similar gains--Sybron, Longs, H&R Block (NYSE: HRB) and Hasbro--one issue, Cendant Corporation (NYSE: CD), known for its Avis Car Rental and Days Inn franchises, actually jumped +51.58%. Overall, the Healthcare, Consumer Staples and Materials and Processing sectors significantly enhanced the funds' quarter-end results. With that said, the weak spot in both portfolios proved to be the Financial sector, whose issues were spooked by the market's dive.

PORTFOLIO COMINGS AND GOINGS

During the first quarter of 2001, Ariel Fund began to acquire shares of two new issues, Anixter International (NYSE: AXE), a world leader in data communications products, as well as Markel Corporation (NYSE: MKL), a niche insurance products and programs underwriter. On the sell side, we lightened up on our positions in slot machine manufacturer, International Game Technology (NYSE: IGT), as well as Longs Drug Stores when these company shares began to approach our estimations of their private market values. In the case of Ariel Appreciation Fund, our one new holding was well-known toy retailer, Toys "R" Us (NYSE: TOY). On the sell side, we began to scale back our positions in International Game Technology and diversified consumer products maker, Fortune Brands (NYSE: FO), as a direct result of their rising valuations.

STOCKS ON "SALE"--AT HIGH PRICES

Time flies. While hard to fathom, March 10, 2001 marked the one-year anniversary of the Nasdaq's descent and the onset of a stealthy bear market that has since ravaged all of the major indices. Despite the pain that has already been inflicted--the tech laden Nasdaq off -64% from its 2000 high; the popular Standard & Poor's 500 Index down more than -25%; and even the stodgy Dow Jones Industrial Average just a breath away from officially entering bear market territory with its -19.9% peak-to-trough drop--we believe the market is still expensive and the worst is not over. More specifically, while there has been significant pain in some areas--most notably the tech sector--we are not convinced that the excess has been completely wrung out of the large cap growth issues.

As we read in a recent issue of the WALL STREET JOURNAL, "Just because a stock goes from $80 to $18, like Cisco, doesn't mean it's cheap." Many of Wall Street's most widely held shares--from GE to Microsoft to Cisco--continue to sell for very high prices relative to their earnings.

The NO-LOAD FUND ANALYST, an investment newsletter, recently depicted both the relative and historic valuations for today's stocks in two simple charts that were so comprehensive and so compelling, we felt them worthy of reprint in our own quarterly letter. The first chart compares the price/earnings ratios for large, mid- and small cap stocks. Its data clearly demonstrates that large cap stocks are the most expensive area of the market--small caps, the cheapest. Furthermore, the chart shows the striking valuation difference between the out-of-favor value issues versus the popular growth stocks.

                      RUSSELL INDEXES: FORWARD P/E RATIOS
                                 AS OF 12/31/00

                                                      VALUE    GROWTH
                                                      -----    ------
Large Cap (Russell 1000)                               17.8     36.0
Mid-Cap (Russell Midcap)                               15.2     35.8
Small Cap (Russell 2000)                               13.3     25.9

SOURCE: NO-LOAD FUND ANALYST

The second chart puts these numbers in context based upon historical valuations.

                      RUSSELL INDEXES: FORWARD P/E RATIOS
                      AS A PERCENTAGE OF LONG-TERM AVERAGE

                                                      VALUE    GROWTH
                                                      -----    ------
Large Cap (Russell 1000)                               135%     176%
Mid-Cap (Russell Midcap)                               121%     173%
Small Cap (Russell 2000)                               103%     133%

SOURCE: NO-LOAD FUND ANALYST

The NO-LOAD FUND ANALYST conclusion, despite the recent market drop, "...outside of small-cap value, and to a lesser extent, mid-cap value, stocks are selling at multiples that are very high relative to their history." And so, there is still downside risk. This point was well stated in a recent issue of FORBES that reported, "The 30 stocks of the Dow, badly battered though they may be, are priced at 19 times earnings, uncomfortably above their long-term average of 15. If the Dow is to return to...15 times earnings, it must either fall to 7,700 or stay at 10,000 for another few years."

While traditional value managers like ourselves are hard pressed to justify high prices of any kind, it is one thing to pay 30 times earn-ings for shares in a company expected to grow 30% a year (unsustainable as that growth rate may be). But to hear arguments that many of today's large cap growth issues are now selling at "bargain" prices at 25 times earnings is simply mind-boggling when one considers the very real possibility these companies may soon be reporting NEGATIVE growth rates. As such, the aforementioned charts are all the more unsettling when one acknowledges this can only lead to a very predictable double whammy--falling price/earnings multiples and thus lower per share prices. In THE NEW CONTRARIAN INVESTMENT STRATEGY, noted investor and market historian, David Dreman details similar debacles that occurred during the 1973-74 bear market. In one such example he writes, "For years, DuPont traded at well-above-average p/e ratios as investors saw the demand for polyester and nylon synthetic fibers outstripping supply indefinitely. It didn't, and the large premium in its p/e multiple was whisked away." In the same way DuPont investors suffered through the stock's painful descent in the early `70s, we believe today's investors could experience an equally agonizing decline.

In light of the difficulties that may lie ahead, we are comforted by the fact that small and mid-cap value stocks are selling at much more reasonable valuations and thereby present a greater opportunity for market-beating performance with lower risk.

As always, we appreciate the opportunity to serve you and welcome any questions you might have.

Sincerely,


/s/ John W. Rogers, Jr.    /s/  Eric T. McKissack


John W. Rogers, Jr.        Eric T. McKissack, CFA
Portfolio Manager          Portfolio Manager
Ariel Fund                 Ariel Appreciation Fund



                                                             [GRAPHIC OF LEAVES]

                                                                COMPANY IN FOCUS

[MARKEL CORPORATION LOGO]

4521 HIGHWOODS PKWY.
GLEN ALLEN, VA 23060
(804) 747-0136
WWW.MARKELCORP.COM

MARKEL CORPORATION (NYSE: MKL) sells and underwrites specialty insurance products and programs to a variety of niche markets. In each of these areas, the company is a market leader, providing quality products and excellent customer service. The company's financial goals are to build shareholder value through consistent underwriting profits and superior investment returns.

REASONS FOR RECOMMENDATION

DEFENDABLE POSITION IN NICHE MARKETS

Markel is careful to operate in markets where price is not the primary consideration. In such situations, the risks are often atypical and thus fewer companies compete for the business. Examples of such circumstances include insurance for toy manufacturers, Boy's & Girl's Clubs, and pawn shops. Success depends on specialized knowledge combined with disciplined adherence to underwriting guidelines. For these reasons, competitors from other markets have difficulty challenging Markel. In fact, many have tried and failed. In contrast, Markel has one of the industry's best track records for profitability. Since 1990, the company has earned an underwriting profit in all but four years. (It is standard for an insurance company to lose money underwriting but to make up the difference through investments.) Last year was one of those rare loss years. These shortfalls were the result of an international acquisition. This purchase notwithstanding, after two years of challenging results, domestic business has returned to profitability. In keeping with this history, we expect the international business to achieve underwriting breakeven within the next two years. The acquisition opened new markets for Markel to grow profitably and should be a good long-term investment for the company.

A FOCUS ON GROWING INTRINSIC VALUE

The Markel formula is simple--to underwrite profitably while intelligently investing excess funds for total return. Few insurance companies follow this strategy because conventional analysis does not count equity returns as "earnings." However, Markel management is focused on building intrinsic value, not catering to Wall Street. The results speak for themselves. Markel has compounded book value at an average rate of 23% over the last ten years, and the stock price has grown at more than 30% per year over the same period--a record few companies can match.

STRONG MANAGEMENT WITH SKIN THE GAME

Markel management is among the most respected in the industry. Perhaps the aforementioned track record is the best indication of management quality. Importantly, Markel has achieved these results with a consistent operating strategy and a high level of personal integrity. Our confidence is bolstered by the fact that top management owns more than 12% of the company while officers and directors in total own almost 20%. Management encourages stock ownership company-wide by enabling employees to borrow from the company to buy stock. This enthusiasm stands in stark contrast to the typical company that covertly dilutes current owners through generous option plans. At Markel, management is thinking and acting like the owner it is.

VALUATION

Despite what appears to be a high price-to-earnings ratio, Markel is significantly undervalued. Earnings are depressed due to unusually poor short-term performance, the company's total return investment strategy, and substantial accounting goodwill amortization. Our analysis, which adjusts for such factors, results in a low p/e of 10 times next year's earnings. The stock is now trading at close to a 40% discount to our estimation of its private market value. We recommend investors purchase shares.

                                                                COMPANY UPDATES



NEIMAN-MARCUS
27 BOYLSTON ST.
CHESTNUT HILL, MA 02467
(617) 232-0760
WWW.NEIMANMARCUSGROUP.COM


COMPANY UPDATES

NEIMAN-MARCUS GROUP, INC. (NYSE: NMG.A) Recent market volatility has provided us a welcome opportunity to initiate a position in this high-end retailer at attractive prices. As the preeminent retailer in the luxury market, Neiman's offers a precise point of differentiation in consumers' minds, further supported by a clear merchandising strategy. Moreover, the company is strengthening its hold on the high-end retail consumer through increased product exclusivity, targeted marketing and promotion, as well as acquisitions of emerging fashion brands such as Kate Spade.

In classic value "fashion," our opportunity to acquire Neiman shares arose when the investment community indiscriminately sold retail stocks in response to the prospects of a more challenging economic environment. While current economic and market difficulties have certainly impacted retail fundamentals, the company continues to concentrate its efforts on supplying the luxury niche. Neiman's continued focus on its core market is unique as its competitors have been pushing their merchandise offerings in the other direction toward mass appeal. We believe staying the course will only intensify Neiman's hold on the premium end of the retail market and applaud this long-term strategy.

At $30.50, the company trades at a 33% discount to its private market value. We recommend investors accumulate shares at these attractive prices.

LITTELFUSE (NASDAQ: LFUS) is the largest global manufacturer of circuit protection devices (fuses, protectors and resettable devices) for use in the electronic, automotive and industrial markets. We have held Littelfuse in the Ariel Fund since 1998 but significantly pared back our position in mid-2000 as the stock price began to approach our estimate of its private market value. Recently, the stock has declined on poor earnings news and a dramatic slowdown in the electronics industry, and we have again increased our position in this high quality franchise.

[LITTELFUSE LOGO]
800 E. NORTHWEST HWY.
DES PLAINES, IL 60016
(847) 824-1188
WWW.LITTELFUSE.COM

We remain attracted to the Littelfuse business for several reasons. The company has a dominant and defendable market position in the circuit protection industry. Additionally, the economics of Littelfuse remain very attractive. Littelfuse also has solid long-term growth prospects as developments in electronic devices such as computers, cellular phones, digital assistants, wireless access devices and many other electronics will require increasing demand for their products. We feel the stock represents a very compelling value for long-term, patient investors at current levels. At $22, it trades at 11 times our 2002 cash earnings estimate, 5.6 times cash flow, and at a 49% discount to our estimate of its private market value. We recommend investors add to their positions in Littelfuse at current levels.

HASBRO
1027 NEWPORT AVE.
PAWTUCKET, RI 02862
(401) 725-8697
WWW.HASBRO.COM


HASBRO, INC. (NYSE: HAS) Focus and discipline is the theme at Hasbro these days. Following disappointing results last year, management is working aggressively to get its house back in order. Specifically, Hasbro recently announced several restructuring initiatives including the sale of its money-losing Hasbro Interactive and Games.com businesses. We are confident these actions will stabilize the business and improve profitability at this wonderful franchise. Going forward, we expect Hasbro to be a smaller but much more profitable company.

To this end, management is committed to strengthening its core brand while exiting non-core product lines and addressing royalty shortfalls. Second, management will address its deteriorating margins by continuing to identify operating inefficiencies. Lastly, management is determined to improve the company's credit rating to investment-grade.

We remain intrigued with the underlying fundamentals of Hasbro, management's intense focus on its "back to basics" strategy and the company's attractive valuation. At $12.90, the stock is trading at a significant discount to our estimated private market value of $20 per share. We recommend investors hold their positions.

T. ROWE PRICE ASSOCIATES, INC. (OTC: TROW) Despite the difficult market environment and the company's need to continue investing in its recently acquired international operations, we remain committed to our holding in T. Rowe Price Associates, Inc. Although the stock has declined approximately 30% from its high, we would view further weakness as a buying opportunity.

Stock market difficulties, particularly in the international and Nasdaq segments, have caused assets under management to decline approximately 11% since the start of the year. Given the relatively high fees in these areas of the business, revenues are likely to decline at a faster pace. Management is reviewing expense levels carefully. Rather than cutting expenses aggressively to maximize near-term earnings, we expect management to continue to invest in the franchise and to make judicious decisions for the long-term health of the business. We believe this is the right way to manage a business and applaud the leadership for pursuing this direction, despite the pressure on 2001 earnings per share.

Contrarian investing is a hallmark of our investment philosophy. Buying great companies when they are out of favor on Wall Street has proven to be a very profitable strategy. We hope to have the opportunity to add significantly to our position in T. Rowe Price and recommend investors hold their shares.


[T. ROWE PRICE LOGO]
100 E. PRATT ST.
BALTIMORE, MD 21202
(410) 345-2000
WWW.TROWEPRICE.COM

ARIEL FUND

       Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001 (assume reinvestment of dividends and capital gains)

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

--------------------------------------------------------------------------------------------------------------
                           1st Quarter   YTD       1 Year   3 Year   5 Year    10 Year   Life of Fund
--------------------------------------------------------------------------------------------------------------
ARIEL FUND                 +1.87%        +1.87%   +36.95%   +7.56%   +17.36%   +13.42%    +14.47%
--------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX         -6.51%        -6.51%   -15.33%   -0.89%    +7.76%   +11.81%    +10.35%
--------------------------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX   +0.97%        +0.97%   +19.45%   +1.80%   +11.86%   +14.81%    +12.33%

TEN LARGEST HOLDINGS
as of March 31, 2001

1   LEE ENTERPRISES
    Diversified media company

2   MCCORMICK & CO., INC.
    World's largest spice company

3   HASBRO, INC.
    Prominent toy manufacturer

4   MBIA, INC.
    Leading insurer of municipal bonds

5   ROUSE CO.
    Retail mall developer

6   SERVICEMASTER CO.
    Diversified provider of consumer and commercial services

7   BRADY CORP.
    Manufacturer and distributor of niche industrial safety-related products

8   GREY GLOBAL GROUP, INC.
    Advertising and marketing services firm

9   HCC INSURANCE HOLDINGS, INC.
    Global property and casualty insurance provider

10  BOB EVANS FARMS, INC.
    Operator of family-style restaurants and distributor of food products

ARIEL FUND AND ARIEL APPRECIATION FUND PORTFOLIO COMPOSITION

        SECTOR                 ARIEL FUND              RUSSELL 2000 INDEX
        ------                 ----------              ------------------
Consumer Discretionary             36.72%                           17.7%
Materials and Processing           13.96%                           10.0%
Consumer Staples                   12.02%                            3.0%
Financial Services                 11.75%                           23.0%
Producer Durables                   9.36%                            8.6%
Health Care                         8.48%                           13.0%
Cash and Other                      4.99%                            1.2%
Technology                          2.72%                            9.0%
Utilities                            0.0%                            6.5%
Other Energy                         0.0%                            4.5%
Autos and Transportation             0.0%                            3.5%
Integrated Oils                      0.0%                            0.0%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES(*)

10 K GROWTH HYPOTHETICAL

DATE            ARIEL FUND        S&P            RUSSELL 2000
1986            $10,000           $10,000        $10,000
1987            $11,367           $10,256         $8,860
1988            $15,905           $11,960        $11,065
1989            $19,900           $15,749        $12,863
1990            $16,699           $15,260        $10,354
1991            $22,163           $19,910        $15,122
1992            $24,763           $21,427        $17,906
1993            $26,924           $23,587        $21,292
1994            $25,786           $23,897        $20,904
1995            $30,581           $32,878        $26,849
1996            $37,747           $40,426        $31,279
1997            $51,502           $53,914        $38,274
1998            $56,595           $69,320        $37,300
1999            $53,335           $83,912        $45,228
2000            $68,677           $76,272        $43,862
Mar-01          $69,964           $67,229        $41,009

(*)Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL-CAP) STOCKS.

ARIEL APPRECIATION FUND

              Inception
       December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001 (assume reinvestment of dividends and capital gains)

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

--------------------------------------------------------------------------------------------------------------
                           1st Quarter      YTD      1 Year   3 Year   5 Year    10 Year   Life of Fund
--------------------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND      +1.84%        +1.84%   +25.68%   +8.45%   +18.19%   +13.63%   +13.86%
--------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX        -10.49%       -10.49%   -11.99%   +4.41%   +12.80%   +14.82%   +13.78%
--------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX   -3.53%        -3.53%   +13.82%   +3.14%   +13.05%   +15.47%   +13.60%

TEN LARGEST HOLDINGS
as of March 31, 2001

1   MBIA, INC.
    Leading insurer of municipal bonds

2   MCCORMICK & CO., INC.
    World's largest spice company

3   HASBRO, INC.
    Prominent toy manufacturer

4   EQUIFAX, INC.
    Consumer credit and check processing services company

5   ROUSE CO.
    Retail mall developer

6   CENTURYTEL, INC.
    Diversified telecommunications company

7   XL CAPITAL LTD.
    Worldwide insurance company

8   HOUGHTON MIFFLIN CO.
    Leading publisher of educational textbooks and multimedia products

9   LEE ENTERPRISES
    Diversified media company

10  HERMAN MILLER, INC.
    One of the country's largest manufacturers of office furniture

        SECTOR                 ARIEL APPRECIATION FUND           RUSSELL MID-CAP INDEX
        ------                 -----------------------           ---------------------
Consumer Discretionary                          34.96%                            14.8%
Financial Services                              25.60%                            21.7%
Consumer Staples                                 9.61%                             4.5%
Materials and Processing                         8.12%                             5.6%
Health Care                                      6.86%                             9.9%
Producer Durables                                5.87%                             5.1%
Cash and Other                                   5.34%                             1.9%
Utilities                                        3.64%                            12.0%
Technology                                        0.0%                            10.3%
Other Energy                                      0.0%                             7.5%
Autos and Transportation                          0.0%                             5.1%
Integrated Oils                                   0.0%                             1.6%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES(*)

10 K GROWTH HYPOTHETICAL

DATE            APP               S&P            RUSSELL MID CAP
1989            $10,000           $10,000        $10,000
1990             $9,902            $9,922         $9,006
1991            $13,184           $12,945        $12,744
1992            $14,930           $13,932        $14,826
1993            $16,115           $15,336        $16,947
1994            $14,763           $15,539        $16,592
1995            $18,330           $21,378        $22,308
1996            $22,677           $26,286        $26,547
1997            $31,283           $35,056        $34,247
1998            $37,398           $45,074        $37,705
1999            $35,981           $54,559        $44,579
2000            $42,754           $49,591        $48,257
Mar-01          $43,542           $43,712        $43,193

(*)Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell MidCap Index measures the performance of small and mid-sized companies. The Russell MidCap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $1 BILLION TO $10 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

ARIEL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

Number              COMMON STOCKS-95.01%                                    Cost                Market Value
of Shares
                    CONSUMER DISCRETIONARY--36.72%
    440,800         American Greetings Corp.                             $9,592,179               $7,400,920
    458,333         Bob Evans Farms, Inc.                                 9,568,990               11,058,836
    212,400         Department 56, Inc.(*)                                6,710,917                1,890,360
     17,900         Grey Global Group, Inc.                               7,539,065               12,415,680
  1,018,525         Hasbro, Inc.                                         15,528,319               15,380,992
    292,700         International Game Technology                         2,417,666                8,253,623
    419,300         Lee Enterprises                                      14,303,349               16,360,785
    507,750         Leggett & Platt, Inc.                                 6,825,118                9,764,032
    241,600         Libbey, Inc.                                          8,403,310                7,214,176
     91,000         Matthews International Corp.                          3,823,393                4,358,137
     69,000         Neiman Marcus Group, Inc.(*)                          2,636,339                2,803,600
     44,350         Oneida Ltd                                            1,470,221                1,528,807
    865,150         ServiceMaster Co.                                    13,139,851               13,260,946
    163,500         Valassis, Inc.(*)                                     6,519,241                6,507,600
                                                                        -----------              -----------
                                                                        108,477,958              118,198,494
                                                                        -----------              -----------

                    CONSUMER STAPLES--12.02%
    546,800         Dial Corp.                                            9,782,969                9,435,000
    286,900         Longs Drug Stores Corp.                               5,810,084                8,480,764
    363,600         McCormick & Co., Inc.                                10,469,902               16,056,976
    180,300         Smucker (J.M.) Co.                                    4,133,934                4,723,860
                                                                        -----------              -----------
                                                                         30,196,889               38,696,600
                                                                        -----------              -----------

Number              COMMON STOCKS-95.01% (cont)                             Cost                Market Value
of Shares
                    FINANCIAL SERVICES--11.75%
    387,950         HCC Insurance Holdings, Inc.                         $6,972,042              $12,102,198
    567,575         Horace Mann Educators Corp.                          12,314,647               10,485,038
    149,700         MBIA, Inc.                                            6,085,305               13,844,688
      7,450         Markel Corp.(*)                                       1,385,363                1,393,150
                                                                        -----------              -----------
                                                                         26,757,357               37,825,074
                                                                        -----------              -----------

                    HEALTH CARE--8.48%
    149,900         Bausch & Lomb, Inc.                                   7,735,489                9,246,150
    204,100         Invacare Corp.                                        7,425,509               10,350,288
    174,250         Sybron Dental Specialties(*)                          6,214,605                7,687,050
                                                                        -----------              -----------
                                                                         21,375,603               27,283,488
                                                                        -----------              -----------

                    MATERIALS AND PROCESSING--13.96%
    353,600         Brady Corp.                                          10,185,597               13,092,450
     69,925         Energizer Holdings, Inc.(*)                           5,442,064                6,155,625
    630,100         Interface, Inc., Class A                              3,677,395                4,331,938
    436,200         Rouse Co.                                            10,458,695               13,641,150
    553,900         RPM, Inc.                                             7,246,815                7,718,340
                                                                        -----------              -----------
                                                                         37,010,566               44,939,503
                                                                        -----------              -----------

                    PRODUCER DURABLES--9.36%
    262,170         General Binding Corp.                                 4,608,893                2,228,445
    261,800         Graco, Inc.                                           7,955,841               10,995,600
    269,700         IDEX Corp.                                            7,684,144                8,551,998
    331,050         Miller (Herman), Inc.                                 6,787,404                8,374,719
                                                                        -----------              -----------
                                                                         27,036,282               30,150,762
                                                                        -----------              -----------

                    TECHNOLOGY--2.72%
    127,000         Anixter International Inc.(*)                        $3,027,756               $3,060,700
    227,100         Littelfuse, Inc.(*)                                   6,116,847                5,705,888
                                                                        -----------              -----------
                                                                          9,144,603                8,766,588
                                                                        -----------              -----------
                    Total Common Stocks                                 259,999,258              305,860,509
                                                                        -----------              -----------
Principal           REPURCHASE
Amount              AGREEMENT-5.39%
$17,343,262         State Street Bank & Trust
                    Company Repurchase Agreement,
                    3.00%, dated 3/30/2001,
                    repurchase price $17,347,598,
                    maturing 4/2/2001
                    (collateralized by U.S. Treasury
                    Note, 6.625%, 4/30/2002)                             17,343,262               17,343,262
                                                                        -----------              -----------

                    Total Repurchase Agreement                           17,343,262               17,343,262
                                                                        -----------              -----------

                    Total Investments-100.40%                          $277,342,520              323,203,771
                                                                        -----------
                                                                        -----------
                    Liabilities less Other Assets-(0.40)%                                         (1,292,973)
                                                                                                 -----------
                    NET ASSETS-100.00%                                                          $321,910,798
                                                                                                 -----------
                                                                                                 -----------

(*) Non-income producing

The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

Number              COMMON STOCKS-96.15%                                    Cost                Market Value
of Shares
                    CONSUMER DISCRETIONARY--34.96%
    163,600         Bob Evans Farms, Inc.                                $3,118,558               $2,903,900
    388,750         Carnival Corp.                                        7,620,294               10,756,712
    813,500         Cendant Corp.(*)                                      9,108,974               11,868,965
    430,775         Harte-Hanks, Inc.                                     6,159,099                9,744,131
  1,229,750         Hasbro, Inc.                                         16,956,177               15,863,775
    293,700         Houghton Mifflin Co.                                 10,013,749               13,513,137
    189,325         International Game Technology                         2,836,017                9,532,513
    419,000         Lee Enterprises                                      11,662,599               12,758,550
    547,245         Leggett & Platt, Inc.                                 6,812,974               10,523,521
    245,100         McClatchy Company                                     8,668,263                9,902,040
    172,200         Newell Rubbermaid, Inc.                               4,126,734                4,563,300
    786,195         ServiceMaster Co.                                     8,279,959                8,828,970
    242,100         Toys "R" Us, Inc.(*)                                  5,768,629                6,076,710
    236,900         Tribune Co.                                           8,116,267                9,651,306
                                                                        -----------              -----------
                                                                        109,248,293              136,487,530
                                                                        -----------              -----------

                    CONSUMER STAPLES--9.61%
    282,972         The Clorox Co.                                        9,297,959                8,899,469
    233,140         Longs Drug Stores Corp.                               4,340,408                6,891,619
    398,095         McCormick & Co., Inc.                                10,801,912               16,716,009
    321,600         PepsiAmericas, Inc.                                   5,051,124                5,016,960
                                                                        -----------              -----------
                                                                         29,491,403               37,524,057
                                                                        -----------              -----------

                    FINANCIAL SERVICES--25.60%
    379,722         Dun & Bradstreet Corp.(*)                            $7,401,474               $8,946,250
    471,500         Equifax, Inc.                                        13,527,423               14,734,375
    225,500         Franklin Resources, Inc.                              7,337,780                8,819,305
    220,375         H & R Block, Inc.                                     7,512,841               11,031,973
    232,500         MBIA, Inc.                                            9,458,713               18,758,100
    340,825         MBNA Corp.                                            5,814,421               11,281,308
    178,500         SunGard Data Systems, Inc.(*)                         5,239,951                8,787,555
    121,550         T. Rowe Price Associates, Inc.                        4,703,896                3,806,034
    181,500         XL Capital Ltd.                                      10,695,304               13,806,705
                                                                        -----------              -----------
                                                                         71,691,803               99,971,605
                                                                        -----------              -----------

                    HEALTH CARE--6.86%
    569,700         Apogent Technologies, Inc.(*)                         8,035,593               11,530,728
    240,200         Bausch & Lomb, Inc.                                   9,256,455               10,967,532
    204,900         Sybron Dental Specialties(*)                          2,314,886                4,302,900
                                                                        -----------              -----------
                                                                         19,606,934               26,801,160
                                                                        -----------              -----------

                    MATERIALS AND PROCESSING--8.12%
    214,460         Avery Dennison Corp.                                 11,565,529               11,156,209
    232,625         Energizer Holdings, Inc.(*)                           5,340,893                5,815,625
    569,200         Rouse Co.                                            10,479,006               14,719,512
                                                                        -----------              -----------
                                                                         27,385,428               31,691,346
                                                                        -----------              -----------

                    OTHER--1.49%
    169,050         Fortune Brands, Inc.                                  4,227,670                5,815,320
                                                                        -----------              -----------

Number              COMMON STOCKS-96.15% (cont)                             Cost                Market Value
of Shares
                    PRODUCER DURABLES--5.87%
    544,900         Miller (Herman), Inc.                               $10,952,439              $12,600,813
    296,800         Pitney Bowes, Inc.                                   11,584,258               10,313,800
                                                                        -----------              -----------
                                                                         22,536,697               22,914,613
                                                                        -----------              -----------

                    UTILITIES--3.64%
    494,425         CenturyTel, Inc.                                     10,029,305               14,214,719
                                                                        -----------              -----------

                    Total Common Stocks                                 294,217,533              375,420,350
                                                                        -----------              -----------
Principal           REPURCHASE                                              Cost                Market Value
Amount              AGREEMENT-3.61%
$14,097,482         State Street Bank & Trust
                    Company Repurchase
                    Agreement, 3.00%,
                    dated 3/30/2001,
                    repurchase price $14,101,007,
                    maturing 4/2/2001
                    (collateralized by U.S.
                    Treasury Note, 6.625%,
                    3/31/2002)                                          $14,097,482              $14,097,482
                                                                        -----------              -----------

                    Total Repurchase Agreement                           14,097,482               14,097,482
                                                                        -----------              -----------

                    Total Investments-99.76%                           $308,315,015              389,517,832
                                                                        -----------
                                                                        -----------
                    Other Assets less Liabilities-0.24%                                              938,016
                                                                                                     -------
                    NET ASSETS-100.00%                                                          $390,455,848
                                                                                                ------------
                                                                                                ------------

(*) Non-income producing

The accompanying notes are an integral part of the financial statements.

EQUITY STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)

                                                                       EARNINGS PER SHARE
                                                      52 - WEEK        ------------------
                                                        RANGE            2000     2001       2000      2001     MARKET
                                    TICKER  PRICE    -------------      ACTUAL  ESTIMATED    P/E       P/E       CAP.
COMPANY                             SYMBOL  3/31/01  LOW      HIGH     CALENDAR CALENDAR   CALENDAR  CALENDAR   ($MM)
Department 56, Inc.                 DFS       8.90     7.44    15.88     2.04     1.06        4.4       8.4       115
General Binding Corp.               GBND      8.50     5.19    10.13     0.21     0.82       40.5      10.4       133
Oneida Ltd.                         OCQ      15.95    10.06    20.00     1.41     1.65       11.3       9.7       262
Interface, Inc.                     IFSIA     6.88     3.06    11.00     0.61     0.61       11.3      11.3       349
Libbey, Inc.                        LBY      29.86    26.31    33.56     3.01     3.03        9.9       9.9       457
Matthews International Corp.        MATW     32.72    20.00    33.13     1.76     1.95       18.6      16.8       504
Littelfuse, Inc.                    LFUS     25.13    21.50    51.13     1.67     1.22       15.0      20.6       548
Bob Evans Farms, Inc.               BOBE     17.75    12.00    21.69     1.44     1.59       12.3      11.2       618
The J.M. Smucker Company            SJM      26.20    18.13    29.00     1.26     1.39       20.8      18.8       637
American Greetings Corp.            AM       10.60     8.19    24.06     1.91     1.22        5.5       8.7       673
Horace Mann Educators Corp.         HMN      17.70    12.00    22.19     0.61     1.10       29.0      16.1       717
Sybron Dental Specialties           SYD      21.00    13.00    22.25     1.08     1.16       19.4      18.1       737
Brady Corp.                         BRC      33.70    26.81    39.24     1.83     1.87       18.4      18.0       768
Grey Global Group, Inc.             GREY    648.00   400.00   760.00    25.46    35.11       25.5      18.5       842
Graco, Inc.                         GGG      28.00    19.33    30.00     2.27     2.34       12.3      12.0       860
IDEX Corp.                          IEX      28.98    25.13    36.00     2.07     1.84       14.0      15.8       881
Anixter International, Inc.         AXE      24.10    17.56    37.38     2.16     2.43       11.2       9.9       897
RPM, Inc.                           RPM      10.20     7.75    11.06     0.63     0.71       16.2      14.4     1,042
Longs Drug Stores, Inc.             LDG      29.56    17.56    31.95     1.51     1.70       19.6      17.4     1,106
The Dial Corp.                      DL       12.50     9.88    15.75     0.51     0.64       24.5      19.5     1,186
Invacare Corp.                      IVC      39.52    22.56    40.80     1.96     2.21       20.2      17.9     1,205
Lee Enterprises                     LEE      30.45    20.50    32.55     1.59     1.70       19.2      17.9     1,331
Valassis, Inc.                      VCI      29.00    20.50    39.25     2.22     2.51       13.1      11.6     1,552
HCC Insurance Holdings, Inc.        HCC      26.45    10.94    27.19     1.23     1.52       21.5      17.4     1,553
The Neiman Marcus Group, Inc.       NMG.A    32.60    23.94    41.01     3.00     2.78       10.9      11.7     1,555
Markel Corp.                        MKL     187.00   133.50   190.50    (3.55)    6.65         NM      28.1     1,608
Herman Miller, Inc.                 MLHR     23.13    18.38    33.94     1.90     1.91       12.2      12.1     1,769
Rouse Company                       RSE      25.86    20.81    28.19     3.30     3.57        7.8       7.2     1,779
Hasbro, Inc.                        HAS      12.90     8.38    18.56    (0.13)    0.45         NM      28.7     2,225
Energizer Holdings, Inc.            ENR      25.00    14.81    27.55     1.26     1.57       19.8      15.9     2,293
Bausch & Lomb, Inc.                 BOL      45.66    33.56    80.88     2.56     2.32       17.8      19.7     2,466
McCormick & Company, Inc.           MKC      41.99    27.63    42.20     1.99     2.16       21.1      19.4     2,876
The ServiceMaster Co.               SVM      11.23     8.25    13.75     0.61     0.61       18.4      18.4     3,356
International Game Technology       IGT      50.35    19.75    57.25     1.97     2.64       25.6      19.1     3,691
Leggett & Platt, Inc.               LEG      19.23    14.19    22.56     1.32     1.30       14.6      14.8     3,779
MBIA, Inc.                          MBI      80.68    48.00    81.10     5.11     5.82       15.8      13.9     7,971

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes.

NM=Not Meaningful.

ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                       EARNINGS PER SHARE
                                                      52 - WEEK        ------------------
                                                        RANGE            2000     2001       2000      2001     MARKET
                                    TICKER  PRICE    -------------      ACTUAL  ESTIMATED    P/E       P/E       CAP.
COMPANY                             SYMBOL  3/31/01  LOW      HIGH     CALENDAR CALENDAR   CALENDAR  CALENDAR   ($MM)
Bob Evans Farms, Inc.               BOBE    17.75    12.00    21.69      1.44     1.59       12.3      11.2        618
Sybron Dental Specialties           SYD     21.00    13.00    22.25      1.08     1.16       19.4      18.1        737
Longs Drug Stores, Inc.             LDG     29.56    17.56    31.95      1.51     1.70       19.6      17.4      1,106
Houghton Mifflin Company            HTN     46.01    29.50    51.81      2.00     2.21       23.0      20.8      1,330
Lee Enterprises                     LEE     30.45    20.50    32.55      1.59     1.70       19.2      17.9      1,331
Harte-Hanks, Inc.                   HHS     22.62    21.00    28.44      1.18     1.34       19.2      16.9      1,461
Herman Miller, Inc.                 MLHR    23.13    18.38    33.94      1.90     1.91       12.2      12.1      1,769
Rouse Company                       RSE     25.86    20.81    28.19      3.30     3.57        7.8       7.2      1,779
McClatchy Co.                       MNI     40.40    28.75    43.25      1.97     1.88       20.5      21.5      1,834
The Dun & Bradstreet Corp.          DNB     23.56    13.00    27.25      1.32     1.65       17.8      14.3      1,890
Apogent Technologies, Inc.          AOT     20.24    13.39    27.03      0.90     1.04       22.5      19.5      2,133
Hasbro, Inc.                        HAS     12.90     8.38    18.56     (0.13)    0.45         NM      28.7      2,225
Energizer Holdings, Inc.            ENR     25.00    14.81    27.55      1.26     1.57       19.8      15.9      2,293
PepsiAmericas                       PAS     15.60    10.88    17.00      0.54     0.64       28.9      24.4      2,434
Bausch & Lomb, Inc                  BOL     45.66    33.56    80.88      2.56     2.32       17.8      19.7      2,466
McCormick & Company, Inc.           MKC     41.99    27.63    42.20      1.99     2.16       21.1      19.4      2,876
The ServiceMaster Co.               SVM     11.23     8.25    13.75      0.61     0.61       18.4      18.4      3,356
International Game Technology       IGT     50.35    19.75    57.25      1.97     2.64       25.6      19.1      3,691
Leggett & Platt, Inc.               LEG     19.23    14.19    22.56      1.32     1.30       14.6      14.8      3,779
T. Rowe Price Associates, Inc.      TROW    31.31    28.56    49.94      2.07     1.60       15.1      19.6      3,814
CenturyTel, Inc.                    CTL     28.75    24.44    40.38      1.62     1.72       17.7      16.7      4,054
Equifax, Inc.                       EFX     31.25    23.25    36.50      1.68     1.81       18.6      17.3      4,472
H&R Block, Inc.                     HRB     50.06    26.94    52.39      2.42     2.67       20.7      18.7      4,575
Toys "R" Us, Inc.                   TOY     25.10    13.25    26.69      0.98     1.40       25.6      17.9      4,955
Fortune Brands, Inc.                FO      34.40    19.19    35.19      2.29     2.49       15.0      13.8      5,291
Avery Dennison Corp.                AVY     52.02    41.13    70.63      2.85     2.93       18.3      17.8      5,733
SunGard Data Systems, Inc.          SDS     49.23    26.50    60.14      1.63     1.93       30.2      25.5      6,602
Newell Rubbermaid, Inc.             NWL     26.50    18.25    29.50      1.71     1.70       15.5      15.6      7,065
The Clorox Company                  CLX     31.45    28.38    48.63      1.79     1.65       17.6      19.1      7,432
MBIA, Inc.                          MBI     80.68    48.00    81.10      5.11     5.82       15.8      13.9      7,971
Pitney Bowes, Inc.                  PBI     34.75    24.00    47.00      2.39     2.36       14.5      14.7      8,604
XL Capital Ltd.                     XL      76.07    43.75    89.25      4.50     5.33       16.9      14.3      9,532
Franklin Resources, Inc.            BEN     39.11    28.19    48.30      2.34     2.15       16.7      18.2      9,547
Tribune Company                     TRB     40.74    32.00    46.50      1.34     1.43       30.4      28.5     12,210
Cendant Corp.                       CD      14.59     8.13    19.25      1.03     1.00       14.2      14.6     12,326
Carnival Corp.                      CCL     27.67    18.31    34.94      1.64     1.74       16.9      15.9     16,179
MBNA Corp.                          KRB     33.10    23.81    40.13      1.53     1.84       21.6      18.0     28,195

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes.

DEAR FELLOW SHAREHOLDER: For the first quarter ended March 31, 2001, Ariel Premier Bond Fund, Institutional Class gained +2.53% and the Investor Class gained +2.43%. These results trailed the +3.03% return of the Lehman Brothers Aggregate Bond Index. During the first quarter of 2001, the three primary themes that influenced the financial markets were a weakening economy, the stock market decline and the Federal Reserve Bank's move to lower interest rates. Perhaps the quarter's most surprising outcome was that long Treasury rates did not fall despite a 1.5% drop in the Funds rate and nearly a 30% decline in the Nasdaq. The steepened yield curve still reflects expectations for even lower interest rates, but long-term inflation expectations do not appear to have been materially affected by the current economic environment.

The portfolio's underweighting in corporate bonds, primarily in January, led to returns behind the benchmark for the quarter. The basic themes of portfolio strategy going into the second quarter are as follows:

DURATION                            4.6 YRS.
The portfolio's interest rate exposure equals that of the benchmark. Although the expectations for further Fed rate cuts and inflation embodied in current yield levels appear aggressive, the risks in the current environment around the economy and the stock market suggest a patient approach to portfolio duration.

ASSET-BACKED SECURITIES             21.3%
AAA-rated asset-backed securities are the portfolio's primary credit and spread overweight. This reflects the attractiveness of spreads between 0.80-1.50% in short duration securities.

MORTGAGES                           26.1%
The portfolio's dollar duration exposure to mortgages equals the index. Mortgage spreads are on the wider side relative to historical averages, but the continued efficiency in refinancing has increased the prepayment risk in mortgages. Again, a cautious approach to overweighting mortgages is warranted in the current environment.

CORPORATES                          21.7%
The portfolio's corporate exposure is modestly less than the index, primarily in short maturity issues. These are replaced with asset-backed securities. The general theme in corporate strategy is defensive, with sectors such as financial services, energy and consumer non-cyclicals overweighted.

The portfolio is currently positioned conservatively. Our outlook for improving growth over the second half of the year will likely shift our strategy toward a shorter duration character and a spread overweight during the second quarter. We will look for those opportunities to evolve. As always, we are pleased to serve you and welcome your questions and comments.

Sincerely,


/s/John W. Rogers, Jr.               /s/Kenneth R. Meyer
John W. Rogers, Jr.                  Kenneth R. Meyer
Chairman & CEO                       Chairman & CEO
Ariel Capital Management, Inc.       Lincoln Capital Management Company

ARIEL PREMIER
BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001 (assume reinvestment of dividends and capital gains)

--------------------------------------------------------------------------------------------------------------
                                    1st Quarter    YTD      1 Year   3 Year   5 Year    Life of Fund
--------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.     +2.53%     +2.53%   +11.12%   +5.99%   +6.89%       +6.42%
--------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INV. CL.      +2.43%     +2.43%   +10.80%   +5.57%      -         +6.39%
--------------------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX      +3.03%     +3.03%   +12.53%   +6.88%   +7.48%       +7.25% (INST.)
                                                                                           +7.58% (INV.)

ARIEL PREMIER BOND FUND PORTFOLIO COMPOSITION FOR 03/30/01

------------------------------------------------------------------------
                                 ARIEL BOND         % OF LEHMAN BROS.
                                    FUND             AGGREGATE INDEX
                                 -----------        -----------------
GOVERNMENT & AGENCY                 21.5%                 36.3%

MORTGAGE-BACKED                     24.8%                 34.8%

CORPORATE                           21.4%                 25.3%

ASSET-BACKED                        13.2%                  1.9%

COMMERCIAL MORTGAGE BACKED           8.1%                  1.7%
                                 -----------        -----------------


CASH                                11.0%                  0.0%
                                    -----                  ----

------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INVESTOR CLASS AND COMPARABLE INDEX(*)

INVESTOR CLASS

DATE            BOND              LEHMAN
Feb-97          $10,000           $10,000
Jun-97          $10,265           $10,278
Dec-97          $10,838           $10,932
Jun-98          $11,234           $11,361
Dec-98          $11,621           $11,882
Jun-99          $11,482           $11,719
Dec-99          $11,509           $11,784
Jun-00          $11,867           $12,254
Dec-00          $12,631           $13,154
 1-Mar          $12,938           $13,553

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND COMPARABLE INDEX(*)

10K Growth Hypothetical -- Page 19

INSTITUTIONAL CLASS

DATE          BOND                LEHMAN
Oct-95        $1,000,000          $1,000,000
Dec-95        $1,035,122          $1,042,614
Jun-96        $1,018,867          $1,029,953
Dec-96        $1,067,709          $1,080,467
Jun-97        $1,101,595          $1,113,887
Dec-97        $1,165,544          $1,184,770
Jun-98        $1,210,570          $1,231,317
Dec-98        $1,254,703          $1,287,699
Jun-99        $1,240,901          $1,270,046
Dec-99        $1,247,569          $1,277,108
Jun-00        $1,287,588          $1,328,017
Dec-00        $1,373,199          $1,425,580
Mar-01        $1,407,975          $1,468,844

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2001 (UNAUDITED)

  Par Value    ASSET-BACKED SECURITIES-13.24%                Cost       Market Value
  $3,800,000   American Express Master Trust,
               1998-1 A, 5.90%, 4/15/2004                  $3,868,999     $3,879,835
     650,000   BEA, 1998-2A A2A,
               6.72%, 6/15/2010+                              630,083        574,023
   3,370,000   BMW Vehicle Lease Trust, 2000-A A4,
               6.67%, 10/25/2003                            3,369,903      3,480,743
     470,000   Capital One, 2000, 7.65%, 4/17/2006            468,459        483,606
   1,105,000   Conseco Finance, 2000-F AF2,
               6.98%, 9/15/2015                             1,128,368      1,135,054
   1,150,000   Conseco Finance, 2000-F AF3,
               7.17%, 9/15/2020                             1,149,742      1,188,920
     732,984   Fleetwood, 97-B A, 6.40%, 5/15/2013            732,106        746,428
   1,905,000   Ford Credit Auto Owner Trust,
               2000-G A4, 6.62%, 7/15/2004                  1,904,745      1,963,492
     870,000   Greenpoint Manufacturing, 2000-1 A2,
               7.60%, 11/20/2022                              869,975        907,878
       7,038   Green Tree Financial-MH, 1995-1 A5,
               8.40%, 6/15/2025                                 7,699          7,078
   1,415,000   Healthcare Rec., 99-1,
               6.25%, 2/1/2003+                             1,413,877      1,426,404
     795,000   HSBC Mortgage Loan Trust,
               2000-HSB1 A3, 7.11%, 12/16/2030                795,000        824,903

  Par Value    ASSET-BACKED SECURITIES-13.24% (cont)         Cost       Market Value
    $340,000   Huntington Auto Trust, 2000-A A3,
               7.33%, 7/15/2004                              $340,422       $349,326
     485,000   Irwin Home Equity, 2001-1 A3,
               5.95%, 7/25/2016                               485,085        486,373
     765,000   MMCA Automobile Trust, 2000-2 A3,
               6.78%, 10/15/2004                              764,980        785,295
   1,125,000   Navistar Financial Corp. Owner Trust,
               2000-B A4, 6.78%, 9/17/2007                  1,124,845      1,171,078
     510,000   New Holland Equipment Rec. Trust,
               1999-A A4, 6.80%, 12/15/2007+                  505,876        524,441
     280,000   Nissan Auto Receivables Owner Trust,
               2001-A A3, 5.55%, 9/15/2004                    279,979        283,634
     300,000   Onyx Acceptance Auto Trust, 2001-A A3,
               5.64%, 4/15/2005                               299,963        304,375
   2,035,000   PNC Mortgage Securities Corp., 2000-9
               A3, 7.19%, 9/25/2005                         2,051,167      2,090,982
   1,440,000   Prime, 95-1A, 6.75%, 11/15/2005              1,444,148      1,479,648
     417,167   Railcar Trust, 92-A1, 7.75%, 6/1/2004          426,336        433,212
     160,000   Residential Asset Mortgage Products Inc.,
               2000-RZ2 A3, 7.30%, 4/25/2023                  160,646        163,497
     590,000   Residential Funding Mortgage Securities,
               1999-HS2 AI4, 6.34%, 7/25/2029                 591,885        596,057
      62,072   Salomon Brothers Mortgage Sec.,
               97LB6A3, 6.76%, 12/25/2027                      61,998         61,910
     430,000   Sears Credit Account Master Trust,
               1995-5 A, 6.05%, 1/15/2008                     419,543        439,836

  Par Value    ASSET-BACKED SECURITIES-13.24% (cont)         Cost       Market Value
     $60,000   Sears Credit Account Master Trust,
               1999-2 A, 6.35%, 2/16/2007                     $59,238        $61,370
     450,000   Union Acceptance Corp., 2000-D A4,
               6.89%, 4/9/2007                                449,976        468,364
     190,000   World Omni Auto Lease, 00-A A3,
               7.13%, 2/16/2004                               189,994        195,849
                                                         ------------   ------------
               Total Asset-Backed Securities               25,995,037     26,513,611
                                                         ------------   ------------
               COMMERCIAL MORTGAGE-BACKED
               SECURITIES-8.08%
   1,090,000   Banc of America Commercial
               Mortgage Inc., 2000-2 A2,
               7.197%, 5/15/2010                            1,091,939      1,149,431
   2,148,438   Banc One Commercial Mortgage,
               BK1 00-C1A, 6.664%, 10/18/2031+              2,148,477      2,209,390
   1,330,000   Chase Comm Mortgage Securities
               Corp., 2000-3 A2, 7.319%, 9/15/2010          1,333,191      1,414,078
     593,169   First Union National Bank
               Commercial Mortgage, 2000-C2 A1,
               6.94%, 4/15/2010                               593,170        618,573
     320,000   GMAC Commercial, 1997-C1 A3,
               6.869%, 8/15/2007                              305,857        332,023
   1,555,000   JP Morgan Chase Commercial
               Mortgage Sec., 2001-CIBC A3,
               6.26%, 3/15/2006                             1,562,742      1,565,030
     838,738   KeyCorp, 2000-C1 A1,
               7.617%, 6/15/2009                              838,738        894,228
  Par Value    COMMERCIAL MORTGAGE-BACKED                    Cost       Market Value
               SECURITIES-8.08% (cont)
    $170,595   MLMI, 99-C1 A1, 7.37%, 6/15/2008              $172,322       $180,146
   2,338,431   Morgan Stanley Dean Witter Capital,
               2001-PPM A2, 6.40%, 10/15/2011               2,350,511      2,382,828
   2,825,000   Nomura Asset Securities Corp.,
               1995-MD3 A1B, 8.15%, 3/4/2020                3,002,353      3,034,093
     965,083   Prudential Mortgage Capital Co. II,
               2000-C1 A1, 6.981%, 10/6/2010+                 965,084      1,005,211
     785,000   Prudential Securities Corp.,
               1999-C2 A2, 7.193%, 4/15/2009                  781,983        828,090
     545,730   TIAA Retail Commercial Mortgage
               Trust, 1999-1 A, 7.17%, 4/15/2008+             544,453        568,706
                                                         ------------   ------------
               Total Commercial Mortgage-
               Backed Securities                           15,690,820     16,181,827
                                                         ------------   ------------
               CORPORATE DEBT-21.40%
     325,000   AT&T Wireless Group,
               7.35%, 3/1/2006+                               324,875        327,998
     800,000   AXA, 8.60%, 12/15/2030                         850,765        862,267
     700,000   American General Capital II,
               8.50%, 7/1/2030                                770,738        753,076
     800,000   American Home Products,
               6.25%, 3/15/2006+                              799,896        803,906
     595,000   Archer Daniels Midland,
               6.625%, 5/1/2029                               553,985        569,266

  Par Value    CORPORATE DEBT-21.40% (cont)                  Cost       Market Value
    $540,000   BSCH Issuances Ltd.,
               7.625%, 9/14/2010                             $568,210       $571,059
     470,000   Bank One Corp., 7.625%, 8/1/2005               469,165        498,466
     380,000   Bank One Corp., 6.50%, 2/1/2006                379,517        387,498
     925,000   BankAmerica, 7.70%, 12/31/2026+                842,514        865,825
     275,000   BellSouth Cap Funding,
               7.875%, 2/15/2030                              301,362        294,753
     410,000   Boeing Co., 6.875%, 10/15/2043                 368,119        411,341
     540,000   Burlington Resources Inc.,
               6.68%, 2/15/2011                               540,000        551,942
   1,000,000   Citigroup Capital III,
               7.75%, 12/1/2036                             1,035,161        998,155
     350,000   Conoco Inc., 6.95%, 4/15/2029                  351,544        349,216
   1,295,000   Consumers Energy CMS,
               6.20%, 5/1/2003                              1,282,445      1,296,656
     460,000   Corp Andina De Fomento,
               7.375%, 1/18/2011                              458,326        471,351
     800,000   Countrywide Home Loan,
               6.85%, 6/15/2004                               819,046        825,950
     540,000   DaimlerChrysler NA Holding,
               7.25%, 1/18/2006                               547,369        552,466
     600,000   Delta Air Lines, 7.57%, 11/18/2010             600,000        651,576
     295,000   Deutsche Telekom, 8.25%, 6/15/2030             300,636        284,055
     625,000   Dow Chemical Company,
               7.375%, 11/1/2029                              650,608        654,099
     220,000   Duke Energy Field Services,
               7.50%, 8/16/2005                               219,257        231,376

  Par Value    CORPORATE DEBT-21.40% (cont)                  Cost       Market Value
    $220,000   Duke Energy Field Services,
               7.875%, 8/16/2010                             $219,756       $235,715
     635,000   El Paso Energy, 6.95%, 12/15/2007              633,266        649,367
     280,000   Fedex Corp., 6.625%, 2/12/2004+                279,691        283,932
   1,260,000   First Union Corp., 7.55%, 8/18/2005          1,319,929      1,335,590
   1,130,000   Florida Residential Property &
               Casualty, 7.25%, 7/1/2002+                   1,150,008      1,151,885
     885,000   Ford Motor Credit Co.,
               7.50%, 6/15/2003                               907,907        919,180
   1,000,000   Ford Motor Company,
               6.875%, 2/1/2006                             1,026,249      1,025,520
     300,000   France Telecom, 7.20%, 3/1/2006+               299,548        304,910
     750,000   GTE Corp., 6.94%, 4/15/2028                    734,466        721,173
     500,000   General Motors Acceptance Corp.,
               7.50%, 7/15/2005                               516,903        524,412
     470,000   General Motors Acceptance Corp.,
               7.25%, 3/2/2011                                468,457        481,342
     425,000   Gulf Canada Resources Ltd.,
               7.125%, 1/15/2011                              423,544        431,687
     825,000   Household Financial Corp.,
               6.50%, 1/24/2006                               823,250        840,979
     450,000   Hutchinson Whamp International Ltd.,
               7.00%, 2/16/2011+                              448,956        451,853
     455,000   International Paper Co.,
               8.125%, 7/8/2005                               454,628        485,529
     900,000   Kellogg Co., 5.50%, 4/1/2003+                  899,461        901,690

  Par Value    CORPORATE DEBT-21.40% (cont)                  Cost       Market Value
    $245,000   Kinder Morgan Energy Part.,
               6.75%, 3/15/2011                              $244,280       $246,110
     650,000   Kohl's Corporation, 7.25%, 6/1/2029            647,579        658,904
     645,000   Lehman Bros Holdings Inc.,
               7.00%, 2/1/2008                                644,753        656,124
     370,000   Liberty Property LP, 8.50%, 8/1/2010           391,085        398,155
     840,000   Lockheed, 6.75%, 3/15/2003                     855,161        859,359
     450,000   Masco Corp., 6.75%, 3/15/2006                  449,103        453,203
     290,000   Motorola Inc., 7.625%, 11/15/2010              289,161        285,644
     400,000   NRG Energy, Inc., 9.479%, 9/15/2024            395,005        428,644
     440,000   Norfolk Southern Corp.,
               7.25%, 2/15/2031                               437,430        426,201
     645,000   Nortel Networks Ltd.,
               6.125%, 2/15/2006                              642,601        625,348
     701,388   Northwest Airlines Corp., 1999-2A,
               7.575%, 3/1/2019                               701,388        735,910
     900,000   PNC Funding Corp., 6.125%, 9/1/2003            912,080        913,801
     800,000   PP&L Capital Funding Inc.,
               8.375%, 6/15/2007                              800,787        847,222
     625,000   Park Place Entertainment,
               7.95%, 8/1/2003                                621,507        641,864
     460,000   Progress Energy Inc., 6.75%, 3/1/2006          459,589        473,660
     460,000   Qwest Communications International,
               7.50%, 11/1/2008                               475,683        476,603
     630,000   Regions Financial Corp.,
               7.00%, 3/1/2011                                627,336        640,674

  Par Value    CORPORATE DEBT-21.40% (cont)                  Cost       Market Value
    $475,000   SBC Communications Inc., 6.25%,
               3/15/2011                                     $471,640       $472,004
     750,000   Spear Leeds & Kellogg LP,
               8.25%, 8/15/2005+                              747,915        813,209
     200,000   Sprint Capital Corp.,
               6.125%, 11/15/2008                             182,102        186,215
     900,000   Target Corp., 5.50%, 4/1/2007                  895,823        892,380
   1,000,000   Telefonica Europe BV,
               7.75%, 9/15/2010                             1,000,791      1,048,399
     475,000   Transocean Sedco Forex,
               7.50%, 4/15/2031+                              472,791        472,768
     345,000   US Airways 2000,
               7.89%, 3/1/2019                                345,000        363,213
     560,000   Unilever Capital Corp.,
               6.875%, 11/1/2005                              557,711        590,278
   1,450,000   United Mexican States,
               8.375%, 1/14/2011                            1,426,826      1,428,250
     290,000   Viacom Inc., C, 7.70%, 7/30/2010               295,485        315,370
     750,000   Virginia Electric Power, 6.75%, 2/1/2007       752,851        764,602
     625,000   Vodafone Airtouch, 7.75%, 2/15/2010            633,070        673,569
     655,000   WorldCom, Inc., 8.25%, 5/15/2010               645,665        685,792
     435,000   Zurich Capital Trust,
               8.376%, 6/1/2037+                              463,753        435,510
                                                         ------------   ------------
               Total Corporate Debt                        42,125,508     42,866,046
                                                         ------------   ------------

  Par Value    U.S. GOVERNMENT AGENCIES-32.29%               Cost       Market Value
               MORTGAGE-BACKED SECURITIES--24.83%
    $850,000   Fannie Mae, 6.00%, 4/1/2016                   $846,547       $848,672
   5,550,000   Fannie Mae, 6.00%, 5/1/2016                  5,550,000      5,530,919
  20,605,000   Fannie Mae, 6.50%, 4/1/2030                 20,384,582     20,521,302
  10,085,000   Freddie Mac, 6.00%, 4/1/2031                 9,773,126      9,842,335
   1,116,434   Freddie Mac, Gold, 6.50%, 11/1/2025          1,056,909      1,120,344
  11,590,000   GNMA Mortgage, 7.50%, 4/1/2031              11,867,073     11,879,750
                                                         ------------   ------------
                                                           49,478,237     49,743,322
                                                         ------------   ------------
               OTHER AGENCY ISSUES--7.46%
   2,885,000   Fannie Mae, 5.75%, 2/15/2008                 2,681,784      2,925,592
   2,080,000   Fannie Mae, Benchmark Note,
               7.125%, 1/15/2030                            2,156,127      2,309,025
     270,000   Fannie Mae, Benchmark Bond,
               7.250%, 5/15/2030                              279,320        306,068
   5,030,000   Freddie Mac, 5.25%, 1/15/2006                5,007,111      5,032,897
   1,075,000   Freddie Mac, 6.625%, 9/15/2009               1,139,152      1,139,439
   2,800,000   Freddie Mac, 6.875%, 9/15/2010               3,004,221      3,025,019
     192,719   Government Trust Certificate, Israel
               Trust, Series 2E, 9.40%, 5/15/2002             196,191        193,498
                                                         ------------   ------------
                                                           14,463,906     14,931,538
                                                         ------------   ------------
               Total U.S. Government Agencies              63,942,143     64,674,860
                                                         ------------   ------------

  Par Value    U.S. GOVERNMENT OBLIGATIONS-14.04%            Cost       Market Value
    $245,000   U.S. Treasury Bond, 8.75%, 5/15/2017          $315,439       $328,700
     205,000   U.S. Treasury Bond, 9.00%, 11/15/2018          269,513        283,765
   2,180,000   U.S. Treasury Bond, 8.125%,
               8/15/2019                                    2,828,801      2,813,029
   7,315,000   U.S. Treasury Bond, 8.125%,
               8/15/2021                                    8,987,729      9,535,446
     410,000   U.S. Treasury Bond, 6.125%,
               11/15/2027                                     441,812        437,931
   2,540,000   U.S. Treasury Bond, 6.125%,
               8/15/2029                                    2,781,984      2,728,123
     590,000   U.S. Treasury Note, 5.50%, 5/31/2003           599,406        604,740
   1,355,000   U.S. Treasury Note, 5.25%, 8/15/2003         1,366,881      1,384,145
   5,208,000   U.S. Treasury Note, 5.25%, 5/15/2004         5,173,961      5,330,367
      90,000   U.S. Treasury Note, 5.75%, 11/15/2005           92,387         94,373
   3,465,000   U.S. Treasury Note, 7.00%, 7/15/2006         3,657,886      3,835,741
     695,000   U.S. Treasury Note, 6.50%, 10/15/2006          745,878        754,753
                                                         ------------   ------------
               Total U.S. Government Obligations           27,261,677     28,131,113
                                                         ------------   ------------
               ASSET-BACKED FLOATERS-18.21%

   1,425,000   AESOP Funding II LLC, 2001-1A,
               5.207%, 4/20/2005+*                          1,425,000      1,431,512
     365,000   Americredit Automobile Receivables
               Trust, 2000-B A3, 5.432%, 9/5/2004*            365,111        365,367
     220,000   Bishops Gate Residential Mortgage
               Trust 2001-1A A2, 1.00%, 3/20/2004+*           220,000        219,325

  Par Value    ASSET-BACKED FLOATERS-18.21% (cont)           Cost       Market Value
  $2,500,000   CS First Boston Mortgage Securities
               Corp., 2001-FL1A A, 5.531%,
               10/5/2003+*                                 $2,499,634     $2,507,975
   1,135,000   Capital Auto Receivables Asset Trust,
               2001-1 A5, 5.243%, 7/15/2006*                1,135,000      1,134,473
   2,240,000   Carco Auto Loan Master Trust,
               2000-B A1, 5.243%, 10/17/2005*               2,239,791      2,239,421
   1,945,000   Chase Loan Obligations USA Trust,
               2000-1 A, 5.433%, 2/15/2006+*                1,946,770      1,953,266
   2,570,000   Circuit City Credit Card Master Trust,
               2000-1 A, 5.393%, 2/15/2006*                 2,571,945      2,570,024
   1,320,000   Comm 2000-FL2A A,
               5.383%, 1/15/2003+*                          1,320,000      1,319,353
   2,200,000   Comm 2000-FL3A A,
               5.788%, 11/15/2003+*                         2,200,000      2,207,634
   1,610,000   Conseco Finance Securitizations Corp.
               2001-1 A1A, 1.00%, 3/25/2006*                1,609,498      1,609,131
     755,000   Discover Card Master Trust I,
               1999-5 A, 5.343%, 12/18/2006*                  756,813        757,091
     200,000   Distribution Financial Services Master
               Trust, 2000-3 A, 5.303%, 7/15/2004*            200,000        200,192
   1,750,000   First USA Credit Card Master Trust,
               1999-1 A, 5.206%, 10/19/2006*                1,753,331      1,752,389
     600,000   First USA Credit Card Master Trust,
               1999-3 A, 5.206%, 1/19/2007*                   601,029        600,806
     650,000   Ford Credit Auto Owner Trust,
               2001-A A5, 5.283%, 4/15/2005*                  650,000        650,423

  Par Value    ASSET-BACKED FLOATERS-18.21% (cont)           Cost       Market Value
    $500,000   Gracechurch Card Funding Plc.,
               1 A, 5.343%, 11/15/2004*                      $500,743       $502,440
   1,500,000   MBNA Master Credit Card Trust,
               2000-B A, 5.278%, 7/15/2005*                 1,501,156      1,501,039
   2,893,645   MLMI, 97-SD1 A,
               5.562%, 4/1/2004+*                           2,894,284      2,898,709
   2,100,000   Madison Residential Securities Funding,
               2000-1, 5.21%, 9/17/2003+*                   2,099,814      2,091,369
     694,546   Mellon Residential Funding Corp.,
               2000-TBC2 A1, 5.403%, 6/15/2030*               694,546        693,051
   1,185,000   NPF XII, Inc., 2001-1A A,
               5.55%, 3/1/2004+*                            1,185,000      1,185,261
     197,980   Newcourt Equipment Trust Securities,
               1999-1 A3, 5.307%, 7/20/2003*                  198,287        198,186
   3,580,000   Toyota Auto Receivables Owner Trust,
               2001-A A4, 5.273%, 9/17/2007*                3,580,000      3,581,041
   2,300,000   World Omni Master Owner Trust,
               2001-1 A, 5.293%, 2/15/2006*                 2,300,000      2,306,601
                                                         ------------   ------------
               Total Asset-Backed Floaters                 36,447,752     36,476,079
                                                         ------------   ------------
               COMMERCIAL PAPER-15.94%

   3,800,000   American Express, 5.05%, 4/16/2001*          3,792,004      3,792,004
   3,800,000   American General Finance Group,
               5.09%, 4/16/2001*                            3,791,941      3,791,941
   3,800,000   Citicorp, 5.08%, 4/16/2001*                  3,791,957      3,791,957
   3,800,000   Ford Motor Credit,
               5.08%, 4/16/2001*                            3,791,957      3,791,957

  Par Value    COMMERCIAL PAPER-15.94% (cont)                Cost       Market Value
  $3,800,000   GE Capital Corporation,
               5.08%, 4/16/2001*                           $3,791,956     $3,791,956
   3,700,000   General Motors Corp.,
               5.00%, 4/16/2001*                            3,692,292      3,692,292
   3,800,000   Household Finance,
               5.02%, 4/16/2001*                            3,792,052      3,792,052
   3,700,000   John Deer Cap., 5.06%, 4/16/2001*            3,692,199      3,692,199
   1,800,000   Prudential Funding,
               4.82%, 4/19/2001*                            1,795,662      1,795,662
                                                         ------------   ------------
               Total Commercial Paper                      31,932,020     31,932,020
                                                         ------------   ------------

  Principal    REPURCHASE AGREEMENT-0.62%                    Cost       Market Value
    Amount
 $1,248,353    State Street Bank & Trust Company
               Repurchase Agreement, 3.00%,
               dated 3/30/2001, repurchase price
               $1,248,665 maturing 4/2/2001
               (collateralized by U.S. Treasury Note,
               5.50%, 5/31/2003)                           $1,248,353     $1,248,353
                                                         ------------   ------------

               Total Repurchase Agreement                   1,248,353      1,248,353
                                                         ------------   ------------

               Total Investments-123.82%                 $244,643,310    248,023,909
                                                         ============
               Liabilities less Other Assets-(23.82)%                   (47,720,485)
                                                                        ------------
               NET ASSETS-100.00%                                       $200,303,424
                                                                        ============

+ Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
(x) When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of March 31, 2001.


    The accompanying notes are an integral part of the financial statements.

                             [GRAPHIC OF LEAVES]

Statement of Assets & Liabilities

MARCH 31, 2001 (UNAUDITED)

                                                 ARIEL           APPRECIATION           PREMIER
                                                  FUND               FUND              BOND FUND
                                              ------------       ------------        ------------
ASSETS:
   Investments in securities, at value
      (cost $277,342,520, $308,315,015
      and $244,643,310, respectively)         $323,203,771       $389,517,832        $248,023,909
   Cash                                                 --                 --             750,804
   Dividends and interest receivable               366,646            496,968           1,400,842
   Receivable for securities sold                       --            873,550          20,357,880
   Receivable for fund shares issued               117,750            412,971                  35
   Prepaid and other assets                         37,853             26,415               1,831
                                              ------------       ------------        ------------
      Total assets                             323,726,020        391,327,736         270,535,301
                                              ------------       ------------        ------------

LIABILITIES:
   Payable for securities purchased              1,357,955                 --          69,233,000
   Accrued management fee                          183,995            248,619              75,358
   Accrued distribution fee                         61,600             72,537                 850
   Payable for shares redeemed                      24,345            334,904                  --
   Shareholder distribution payable                  5,007                107             922,394
   Other liabilities                               182,320            215,721                 275
                                              ------------       ------------        ------------
      Total liabilities                          1,815,222            871,888          70,231,877
                                              ------------       ------------        ------------
NET ASSETS                                    $321,910,798       $390,455,848        $200,303,424
                                              ============       ============        ============
NET ASSETS CONSIST OF:
   Paid-in-capital                            $266,821,069       $306,364,157        $199,661,583
   Undistributed net investment
      income                                       623,489            572,389              13,116
   Accumulated net realized gain (loss)
      on investment transactions                 8,604,989          2,316,485          (2,751,874)
   Net unrealized appreciation
      on investments                            45,861,251         81,202,817           3,380,599
                                              ------------       ------------        ------------
      Total net assets                        $321,910,798       $390,455,848        $200,303,424
                                              ============       ============        ============
   Shares outstanding (no par value)             9,402,645         11,787,206
   Institutional Class                                                                 19,108,582
   Investor Class                                                                         504,905
   Net asset value, offering and redemption
      price per share                               $34.24             $33.13
   Institutional Class                                                                     $10.21
   Investor Class                                                                          $10.21

Statement of Operations

SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

                                                 ARIEL           APPRECIATION           PREMIER
                                                  FUND               FUND              BOND FUND
                                              ------------       ------------        ------------
INVESTMENT INCOME:
   Dividends                                    $2,332,294         $2,743,859        $         --
   Interest                                        435,596            329,684           5,777,657
   Miscellaneous income                                 --                 --              25,238
                                              ------------       ------------        ------------
      Total investment income                    2,767,890          3,073,543           5,802,895
                                              ------------       ------------        ------------

EXPENSES:
   Management fees                                 912,660          1,281,664             411,405
   Distribution fees                               351,023            427,221               4,228
   Transfer agent fees and expenses                246,231            310,925                  --
   Printing and postage expense                     52,554             48,244                  --
   Professional fees                                24,183             19,704                  --
   Trustees' fees and expenses                      22,593             22,595                  --
   Custody fees and expenses                        18,699             13,393                  --
   Federal and state registration fees              17,168             16,043                  --
   Miscellaneous expenses                           17,486             31,252                  --
                                              ------------       ------------        ------------
      Net expenses                               1,662,597          2,171,041             415,633
                                              ------------       ------------        ------------
NET INVESTMENT INCOME                            1,105,293            902,502           5,387,262
                                              ------------       ------------        ------------
REALIZED AND UNREALIZED
   GAIN:
   Net realized gain on investments             17,982,417         10,427,510           2,499,005
   Change in net unrealized appreciation/
      depreciation on investments               16,400,845         23,355,880           3,633,671
                                              ------------       ------------        ------------
   Net gain on investments                      34,383,262         33,783,390           6,132,676
                                              ------------       ------------        ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                      $35,488,555        $34,685,892         $11,519,938
                                              ============       ============        ============

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                      ARIEL FUND               APPRECIATION FUND           PREMIER BOND FUND
                                                      ----------               -----------------           -----------------
                                               Six Months                  Six Months                  Six Months
                                                  Ended                       Ended                       Ended
                                                March 31,    Year Ended     March 31,    Year Ended     March 31,    Year Ended
                                                   2001     September 30,     2001      September 30,      2001     September 30,
                                               (Unaudited)      2000       (Unaudited)      2000       (Unaudited)      2000
                                              ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS:
  Net investment income                         $1,105,293    $1,344,284      $902,502      $759,034    $5,387,262   $10,074,078
  Net realized gain (loss)
    on investments                              17,982,417    30,459,920    10,427,510    33,436,106     2,499,005    (2,407,217)
  Change in net unrealized
    appreciation/depreciation of investments    16,400,845    (6,682,142)   23,355,880    (8,929,803)    3,633,671     1,549,232
                                              ------------  ------------  ------------  ------------  ------------  ------------
  Net increase in net
     assets from operations                     35,488,555    25,122,062    34,685,892    25,265,337    11,519,938     9,216,093
                                              ------------  ------------  ------------  ------------  ------------  ------------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income                         (1,704,347)     (421,983)   (1,085,418)     (414,761)   (5,387,012)  (10,074,078)
  Capital gains                                (39,834,974)  (33,743,511)  (36,764,087)  (31,018,586)           --            --
                                              ------------  ------------  ------------  ------------  ------------  ------------
  Total distributions                          (41,539,321)  (34,165,494)  (37,849,505)  (31,433,347)   (5,387,012)  (10,074,078)
                                              ------------  ------------  ------------  ------------  ------------  ------------

SHARE TRANSACTIONS:
  Shares sold                                  166,348,101   179,564,810   127,077,774   113,729,593    27,978,273    29,150,166
  Shares issued to holders in
    reinvestment of dividends                   39,324,949    32,145,378    34,099,178    29,263,084     5,335,351     9,922,231
  Shares redeemed                             (105,272,382) (190,251,170)  (74,674,140) (182,549,275)   (9,701,603)  (31,775,375)
                                              ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease)                      100,400,668    21,459,018    86,502,812   (39,556,598)   23,612,021     7,297,022
                                              ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS         94,349,902    12,415,586    83,339,199   (45,724,608)   29,744,947     6,439,037
NET ASSETS:
  Beginning of year                            227,560,896   215,145,310   307,116,649   352,841,257   170,558,477   164,119,440
                                              ------------  ------------  ------------  ------------  ------------  ------------
  End of year (includes undistributed
  net investment income of $623,489,
  $1,344,465, $572,389, $759,335,
  $(18,668) and $4,432, respectively)         $321,910,798  $227,560,896  $390,455,848  $307,116,649  $200,303,424  $170,558,477
                                              ============  ============  ============  ============  ============  ============

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                                  ARIEL FUND
                                                                 ------------
                                            Six Months Ended
                                             March 31, 2001                     Year Ended September 30,
                                               (Unaudited)        2000        1999(a)     1998        1997       1996
                                               -----------        ----        ----        ----        ----       ----
Net asset value, beginning of year                 $35.66        $37.99      $36.49      $41.49      $30.58      $30.78
Income from investment operations:
   Net investment income                             0.10          0.21        0.10        0.13        0.07        0.18
   Net realized and unrealized gains
     (losses) on investments                         4.48          3.58        5.20       (1.41)      12.62        4.24
                                                 --------      --------    --------    --------    --------    --------
Total from investment operations                     4.58          3.79        5.30       (1.28)      12.69        4.42

Distributions to shareholders:
   Dividends from net investment income             (0.25)        (0.08)      (0.08)      (0.14)         --       (0.44)
   Distributions from capital gains                 (5.75)        (6.04)      (3.72)      (3.58)      (1.78)      (4.18)
                                                 --------      --------    --------    --------    --------    --------
Total distributions                                 (6.00)        (6.12)      (3.80)      (3.72)      (1.78)      (4.62)
                                                 --------      --------    --------    --------    --------    --------

Net asset value, end of period                     $34.24        $35.66      $37.99      $36.49      $41.49      $30.58
                                                 ========      ========    ========    ========    ========    ========
Total return                                        14.44%(b)     13.63%      14.18%      (3.83)%     43.25%      16.28%
Supplemental data and ratios:
   Net assets, end of year, in thousands         $321,911      $227,561    $215,145    $162,279    $164,065    $109,770
   Ratio of expenses to average net assets           1.18%(c)      1.24%       1.25%       1.21%       1.25%       1.31%
   Ratio of net investment income
      to average net assets                          0.79%(c)      0.65%       0.27%       0.30%       0.23%       0.57%
   Portfolio turnover rate                             18%           48%         38%         22%         20%         17%

                                                               APPRECIATION FUND
                                                              -------------------
                                            Six Months Ended
                                             March 31, 2001                      Year Ended September 30,
                                               (Unaudited)        2000        1999        1998        1997       1996
                                               -----------        ----        ----        ----        ----       ----
Net asset value, beginning of year                 $33.68        $33.84      $31.80      $33.70      $24.99      $22.76
Income from investment operations:
   Net investment income                             0.08          0.08        0.04        0.09        0.02        0.13
   Net realized and unrealized gains
     (losses) on investments                         3.44          2.95        5.50        1.14       10.13        4.07
                                                 --------      --------    --------    --------    --------    --------
Total from investment operations                     3.52          3.03        5.54        1.23       10.15        4.20

Distributions to shareholders:
   Dividends from net investment income             (0.12)        (0.04)      (0.04)      (0.07)      (0.07)      (0.20)
   Distributions from capital gains                 (3.95)        (3.15)      (3.46)      (3.06)      (1.37)      (1.77)
                                                 --------      --------    --------    --------    --------    --------
Total distributions                                 (4.07)        (3.19)      (3.50)      (3.13)      (1.44)      (1.97)
                                                 --------      --------    --------    --------    --------    --------

Net asset value, end of period                     $33.13        $33.68      $33.84      $31.80      $33.70      $24.99
                                                 ========      ========    ========    ========    ========    ========
Total return                                        11.28%(b)     10.35%      16.99%       3.40%      42.33%      19.60%
Supplemental data and ratios:
   Net assets, end of year, in thousands         $390,456      $307,117    $352,841    $213,812    $186,478    $135,627
   Ratio of expenses to average net assets           1.27%(c)      1.31%       1.26%       1.26%       1.33%       1.36%(d)
   Ratio of net investment income
      to average net assets                          0.53%(c)      0.25%       0.13%       0.25%       0.07%       0.50%(d)
   Portfolio turnover rate                             16%           31%         24%         20%         19%         26%

(a)  Prior to February 1, 1999, the Ariel Fund was known as the
     Ariel Growth Fund.
(b)  Total return is not annualized.
(c)  Annualized.
(d) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.40% and the ratio of net investment income to average net assets would have been 0.46%.

The accompanying notes are an integral part of the financial statements.

                                                                      PREMIER BOND FUND
                                                                      -----------------
                                                                     INSTITUTIONAL CLASS
                                             Six Months Ended
                                               March 31,2001                    Year Ended September 30,
                                                (Unaudited)       2000        1999       1998         1997       1996
                                                -----------       ----        ----       ----         ----       ----
Net asset value, beginning of year                  $9.87         $9.91      $10.63      $10.30       $9.95      $10.00
Income from investment operations:
     Net investment income                           0.30          0.60        0.57        0.61        0.52        0.43
     Net realized and unrealized gains
        (losses) on investments                      0.34         (0.04)      (0.60)       0.40        0.37       (0.04)
                                                 --------      --------    --------    --------    --------    --------
Total from investment operations                     0.64          0.56       (0.03)       1.01        0.89        0.39

Distributions to shareholders:
     Dividends from net investment
        income                                      (0.30)        (0.60)      (0.57)      (0.61)      (0.52)      (0.43)
     Distributions from capital gains                  --            --       (0.12)      (0.07)      (0.02)      (0.01)
                                                 --------      --------    --------    --------    --------    --------
Total distributions                                 (0.30)        (0.60)      (0.69)      (0.68)      (0.54)      (0.44)
                                                 --------      --------    --------    --------    --------    --------

Net asset value, end of period                     $10.21         $9.87       $9.91      $10.63      $10.30       $9.95
                                                 ========      ========    ========    ========    ========    ========
Total return                                         6.54%(b)      5.85%      (0.25)%     10.20%       9.26%       3.96%

Supplemental data and ratios:
     Net assets, end of year, in
        thousands                                $195,148      $167,717    $161,495    $149,977    $113,998     $15,367
     Ratio of expenses to average
        net assets                                  0.45%(c)       0.45%       0.45%       0.45%       0.45%       0.48%
     Ratio of net investment income
        to average net assets                       5.94%(c)       6.10%       5.57%       5.86%       6.05%       5.85%
     Portfolio turnover rate                         214%           492%        396%         60%        218%        423%

                                                                      PREMIER BOND FUND
                                                                      -----------------
                                                                        INVESTOR CLASS
                                             Six Months Ended                                       February 1, 1997(a)
                                              March 31, 2001         Year Ended September 30,               to
                                               (Unaudited)        2000        1999        1998      September 30, 1997
                                               -----------        ----        ----        ----      ------------------
Net asset value, beginning of year                  $9.87         $9.91      $10.63      $10.29            $10.10
Income from investment operations:
     Net investment income                           0.28          0.56        0.53        0.57              0.37
     Net realized and unrealized gains
        (losses) on investments                      0.34         (0.04)      (0.60)       0.41              0.19
                                                 --------      --------    --------    --------          --------
Total from investment operations                     0.62          0.52       (0.07)       0.98              0.56


Distributions to shareholders:
     Dividends from net investment
        income                                      (0.28)        (0.56)      (0.53)      (0.57)            (0.37)
     Distributions from capital gains                  --            --       (0.12)      (0.07)               --
                                                 --------      --------    --------    --------          --------
Total distributions                                 (0.28)        (0.56)      (0.65)      (0.64)            (0.37)
                                                 --------      --------    --------    --------          --------

Net asset value, end of period                     $10.21         $9.87       $9.91      $10.63            $10.29
                                                 ========      ========    ========    ========          ========
Total return                                         6.33%(b)      5.43%      (0.65)%      9.34%             5.73%(b)

Supplemental data and ratios:
     Net assets, end of year, in
        thousands                                  $5,155        $2,841      $2,624      $1,779              $401
     Ratio of expenses to average
        net assets                                   0.86%(c)      0.85%       0.85%       0.85%             0.85%(c)
     Ratio of net investment income
        to average net assets                        5.55%(c)      5.70%       5.17%       5.46%             5.60%(c)
     Portfolio turnover rate                          214%          492%        396%         60%              218%

(a) Commencement of operations.
(b) Total return is not annualized.
(c) Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to the Financial Statements

MARCH 31, 2001 (UNAUDITED)


1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Ariel Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund has an Institutional Class and an Investor Class. Prior to February 1, 1999 the Ariel Fund was known as the Ariel Growth Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, and debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies. It is management's intention to distribute future net realized capital gains to the extent that such gains exceed any available federal income tax capital loss carryforwards.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

The Premier Bond Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At March 31, 2001 the Fund had $49,743,322 in purchase commitments outstanding (25% of net assets), with a corresponding amount of assets designated.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Ariel Fund and Appreciation Fund and declared daily and paid monthly for the Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds.

MARCH 31, 2001 (UNAUDITED)

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:

                                                               Six Months Ended March 31, 2001
                                           Ariel Fund     Appreciation Fund                    Premier Bond Fund
                                           ----------     -----------------                    -----------------
                                                                                    Institutional              Investor
                                                                                    -------------              --------
Shares sold                                4,879,239           3,849,683              2,456,635                307,261
Shares issued to holders in
  reinvestment of dividends                1,257,593           1,099,272                524,538                  7,452
Shares redeemed                           (3,116,484)         (2,281,532)              (864,476)               (97,708)
                                          ----------          ----------             ----------             ----------
Net increase                               3,020,348           2,667,423              2,116,697                217,005
                                          ==========          ==========             ===========             =========
                                                               Year Ended September 30, 2000
                                           Ariel Fund     Appreciation Fund                   Premier Bond Fund
                                           ----------     -----------------                   -----------------
                                                                                    Institutional             Investor
                                                                                    -------------             --------
Shares sold                                5,432,556            3,653,522            2,832,151                 146,605
Shares issued to holders in
  reinvestment of dividends                1,106,132              996,699            1,001,537                  13,617
Shares redeemed                           (5,818,905)          (5,958,194)          (3,135,812)               (137,221)
                                          ----------           ----------           ----------                --------
Net increase (decrease)                      719,783           (1,307,973)             697,876                  23,001
                                          ==========           ==========           ===========               =========

4. INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2001 are summarized below:

                      Ariel Fund   Appreciation Fund   Premier Bond Fund
                      ----------   -----------------   -----------------
Purchases             $91,619,033      $94,237,333        $110,688,709
Sales                  46,229,192       53,413,186          77,073,067

Purchases and sales of U.S. government securities for the Premier Bond Fund for six months ended March 31, 2001 were $340,838,293 and $322,613,157, respectively.

At March 31, 2001 the cost of securities on a tax basis was $277,655,993, $308,986,110 and $244,712,881 for the Ariel Fund, Appreciation Fund and Premier Bond Fund, respectively. Gross unrealized appreciation and depreciation on securities for federal income tax purposes were as follows:

                                         Ariel Fund    Appreciation Fund     Premier Bond Fund
                                         ----------    -----------------     -----------------
Unrealized appreciation                 $64,999,135       $92,375,352           $3,669,860
Unrealized (depreciation)               (19,451,357)      (11,843,630)            (358,832)
                                        -----------       -----------           ----------
   Net appreciation (depreciation)      $45,547,778       $80,531,722           $3,311,028
                                        ===========       ===========           ===========

MARCH 31, 2001 (UNAUDITED)


5. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Ariel Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average daily net assets, 0.60% and 0.70% of the next $500 million of average daily net assets and 0.55% and 0.65% on the average daily net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Institutional Class and the Investor Class at the annual rate of 0.35% and 0.10%, and 0.35% and 0.25%, respectively. Fees for these services are reported as Management Fees on the Statement of Operations. For the six months ended March 31, 2001, the Fund paid the Advisor $318,009 and $93,396 in investment advisory and administrative services fees, respectively. The Adviser pays all of the Fund's expenses other than 12b-1 fees for the Investor Class, the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital") is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million, 0.20% for the next $50 million, 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Ariel Fund, Appreciation Fund and Premier Bond Fund, Investor Class to pay for certain expenses associated with the distribution of their shares up to 0.25% annually of each Fund's average daily net asset value. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.

                             [GRAPHIC OF LEAVES]

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder and chairman of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.

WILLIAM C. DIETRICH, C.P.A. Bill is an independent financial consultant. He has a B.A. from Georgetown University and serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, JR. John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and the Field Museum, as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is president and director of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.

ERIC T. MCKISSACK, C.F.A. In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric manages Ariel's mid-cap institutional portfolios as well as Ariel Appreciation Fund. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic boards.

JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's co-chief investment officer, he manages Ariel's small-cap institutional portfolios as well as Ariel Fund, the firm's flagship mutual fund product. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; Exelon Corporation; and GATX Corporation. His civic affiliations include his role as director of the Chicago Urban League, trustee of the Chicago Symphony Orchestra and trustee of the John S. and James L. Knight Foundation.

AND ON...AND ON. SOON THE HARE WAS SO FAR AHEAD HE THOUGHT HE MIGHT AS WELL HAVE A REST, SO DOWN HE LAY AND FELL FAST ASLEEP...AS THE TORTOISE PLODDED ON...AND ON. SUDDENLY THE HARE WOKE UP WITH A START. WHAT WAS THE TIME? WHERE WAS THE TORTOISE? HE DASHED ON AT HIS FASTEST PACE...ONLY TO FIND THAT THE TORTOISE HAD ALREADY WON THE RACE.

                                                    SLOW & STEADY WINS THE RACE.

[ARIEL MUTUTAL FUNDS LOGO]

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
312.726.0140
www.arielmutualfunds.com








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